GREAT-WEST FUNDS, INC.
(“Great-West Funds”)

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Supplement dated September 18, 2015 to the Statement of Additional Information,
For Great-West Funds, Inc. dated September 8, 2015

Effective October 1, 2015, under the “Putnam Investment Management, LLC” section on page 69 of the Statement of Additional Information, the third paragraph is hereby deleted in its entirety and replaced with the following:

“GWCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.35% on the next $250 million and 0.25% on all assets over $500 million for the Great-West Putnam Equity Income Fund, 0.35% on all assets for the Great-West Putnam High Yield Bond Fund, and 0.45% on the portion of the Great-West Multi-Manager Small Cap Growth Fund that Putnam manages.”

This Supplement must be accompanied by, or read in conjunction with, the current
Statement of Additional Information, dated September 8, 2015.

Please keep this Supplement for future reference.